UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 1996

                     XOMA CORPORATION
    (Exact name of registrant as specified in its charter)

                         Delaware
        (State or other jurisdiction of incorporation)


          0-14710                                 94-2756657
(Commission File Number)                 (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California               94710
(Address of principal executive offices)             (Zip code)

Registrant's telephone number, including area code (510) 644-1170

                             None
  (Former name or former address, if changed since last report)



















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Item 5.  Other Events

            On October 1, 1996, XOMA Corporation issued the announcement attached hereto as Exhibit 1, which is incorpo-rated herein by reference.


Item 7.  Exhibits

1.          Press Release dated October 1, 1996

2. Certificate of Designations of Non-Voting Cumulative Convertible Preferred Stock, Series F (incorporated by reference to Exhibit 4.8 to the registrant's Reg-istration Statement on Form S-3, as amended (File No. 333-07263)(the "Form S-3")

3. Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.9 to the Form S-3)

4. Form of Preferred Stock Subscription Agreement by and between XOMA Corporation and the purchasers of Series F Preferred Stock (incorporated by reference to Exhibit 10.5 to the Form S-3)

5.          Form of Registration Rights Agreement by and between
            XOMA Corporation and the purchasers of Series F Pre-ferred Stock (incorporated by reference to Exhibit 10.6 to the Form S-3)





















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                                 SIGNATURE

            Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 2, 1996             XOMA CORPORATION


                                    By: /s/ Christopher J. Margolin
                                        ---------------------------
                                        Christopher J. Margolin
                                        Vice President, General
                                        Counsel and Secretary




































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                               EXHIBIT INDEX


Number      Description

1.          Press Release dated October 1, 1996

2. Certificate of Designations of Non-Voting Cumulative Convertible Preferred Stock, Series F (incorporated by reference to Exhibit 4.8 to the registrant's Reg-istration Statement on Form S-3, as amended (File No. 333-07263)(the "Form S-3")

3. Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.9 to the Form S-3)

4. Form of Preferred Stock Subscription Agreement by and between XOMA Corporation and the purchasers of Series F Preferred Stock (incorporated by reference to Exhibit 10.5 to the Form S-3)

5.          Form of Registration Rights Agreement by and between
            XOMA Corporation and the purchasers of Series F Pre-ferred Stock (incorporated by reference to Exhibit 10.6 to the Form S-3)